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                                                              EXHIBIT 10-D-2


                                FIRST AMENDMENT

                                      TO

                   DIRECTOR DEFERRED COMPENSATION AGREEMENT
                   ----------------------------------------


     THIS AGREEMENT made and entered into as of January 16, 1990, by and between HARTMARX CORPORATION (the "Company") and Raymond F. Farley ("Director").

     WHEREAS, the Company and Director are parties to a Director Deferred Compensation Agreement dated as of January 1, 1986 (the "Agreement"); and

     WHEREAS, the Company and Director desire to amend the Agreement in certain particulars.

     NOW THEREFORE, in consideration of the premises and for such other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the Company and Director hereby agree as follows:

     1. Section 1.11 of the Agreement is amended in its entirety to read as follows:

        "Change in Control" means the sale of the Company or substantially all of the Company's assets, in any form whatsoever, including any merger, consolidation, or other reorganization, or any other sale, transfer, change or circumstance which the Committee, in its sole discretion, determines to be a Change in Control of the Company or any subsidiary thereof, including, without limitation, (i) any such sale, transfer or change resulting in any person, as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company becoming the beneficial owner, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or
(ii) if, for any reason, individuals who at the beginning of any two consecutive year period, together with new director(s) whose election to the Board was approved by a vote of at least two-thirds (2/3) of said individuals, fail to constitute a majority of the Board of Directors of the Company."

     2. The last sentence of Section 3.1 is amended by deleting the period at the end thereof and adding the following thereto:

        "unless such Normal Benefit Date occurs prior to Director's 70th birthday and after a Change in Control of the Company".

     3. Section 3.2 of the Agreement is amended in its entirety to read as follows:

        "Death. Upon the death of Director prior to his Normal Benefit Date, the Company agrees to pay Director's Beneficiary a death benefit equal to the greater of (i) the remaining balance, if any, of Director's Deferred Benefit Account as of the date of death, calculated under Section 2.4 using the Termination Interest Yield; or (ii) $196,000. Payment of said death benefit, together with interest on any unpaid portion thereof using the Death Interest Yield, shall be as provided in Sections


                                       2
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3.4 and 3.6, except that the Committee, in its sole discretion, may elect that the Company pay such benefit in a lump sum."

        4. The last sentence of Section 5.1 of the Agreement is amended by deleting the period at the end thereof and adding the following thereto:

           "; and no such amendment following a Change in Control of the Company shall decrease the value of the death benefit described in Section 3.2 hereof."

        5. Section 5.2 of the Agreement is amended by adding the following sentence thereto:

           "Notwithstanding the foregoing, in the event of any such termination of this Agreement following a Change in Control of the Company, upon the death of Director, the Company also agrees to pay Director's Beneficiary the death benefit described in Section 3.2 hereof."

        6. Subparagraphs (i) and (ii) of the first Paragraph of Section 5.3 of the Agreement are amended in their entirety, effective January 1, 1989, to read as follows:

           "(i) the consolidated current assets of the Company and its subsidiaries (taken as a whole) is less than 150% of the sum of (a) the consolidated current liabilities of the Company and its subsidiaries, plus (b) the current liabilities of others which are guaranteed by the Company or any such subsidiary, at such date; or

            (ii) the consolidated long term debt of the Company and its subsidiaries (taken as a whole), excluding

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current maturities thereof, exceeds the consolidated shareholders equity of the
Company and its subsidiaries, excluding the value of intangible assets such as, without limitation, unamortized debt discount and expense, unamortized deferred charges, good will, patents, trademarks, service marks, tradenames, copyrights, organizational or developmental expenses and other similar intangible items; or"

        7. The last paragraph of Section 5.3 of the Agreement is amended by adding the following sentence thereto:

           "Notwithstanding the foregoing, in the event of the termination of this Agreement pursuant to this Section 5.3 following a Change in Control of the Company, upon the death of the Director, the Company also agrees to pay Director's Beneficiary the death benefit described in Section 3.2 hereof."

        8. The following new Section 5.4 is added to the Agreement:

           "5.4 Change in Control. Notwithstanding any other provision of this Agreement, if there is a Change in Control of the Company, this Agreement shall be terminated in its entirety and the Company shall pay to the Director (or his Beneficiary) a lump sum payment of his Deferred Benefit Account determined under
Section 2.4 hereof using the Termination Interest Yield on or before the fifth
(5th) day following such Change in Control and, upon the death of a Director, the Company agrees to pay Director's Beneficiary the death benefit described in
Section 3.2 hereof.

        IN WITNESS WHEREOF, the parties hereto have entered into this Agreement on the date first above written.


DIRECTOR                                HARTMARX CORPORATION

/s/ Raymond F. Farley                   /s/ Harvey A. Weinberg
- ---------------------                   -------------------------

                             HARTMARX CORPORATION
                   EXECUTIVE DEFERRED COMPENSATION AGREEMENT
                           BENEFICIARY ELECTION FORM


Raymond Francis Farley                                        ###-##-####
- -------------------------------------                    ----------------------
Name                                                     Social Security Number

  I have designated my beneficiary or beneficiaries and the method of payment to such below. Such designation of beneficiary and method of payment shall be applicable to the sums, if any, payable to my beneficiaries under the Executive Deferred Compensation Agreement.

 January 28, 1992                                  /s/ Raymond F. Farley
- ------------------                          -----------------------------------
Date                                               Employee's Signature

                          DESIGNATION OF BENEFICIARY

  I designate the following as beneficiary or beneficiaries to receive, in accordance with the method indicated, any payments to which my beneficiary or beneficiaries may be entitled under the Executive Compensation Agreement, in the event of my death either prior to or after my retirement, subject to my right at any time to change such beneficiary or beneficiaries as provided under the Plan. (Note: If your beneficiary is a trust, please state the name and address of the trustee.)

  X    Method No. 1 - 100% to the first person then living on the date a payment
- ----- is due in the following list of beneficiaries. If this method is used, name the beneficiaries in the order of your preference and leave the "Share of Payment" blank.

_____ Method No. 2 - Designation of two or more beneficiaries, i.e., to the persons designated in the proportions indicated. In the event of the death of any one or more of such persons, the shares of such person or persons shall be apportioned to the beneficiaries then living in proportion to the shares for each. If this method is used, name each of the beneficiaries and show the "Share of Payment" for each beneficiary.

_____ Method No. 3 - Designation of a primary beneficiary and two or more contingent beneficiaries, i.e., 100% to the person first named if surviving; if not, to the remaining persons designated in the proportions indicated. In the event of the death of any one or more such persons, the shares of such person or persons shall be apportioned to the beneficiaries then living in proportion to the shares provided for each. If this method is used, name each of the beneficiaries and show for the primary beneficiary (for example, your wife) 100% and also the "Share of Payment" for each contingent beneficiary.

                                                                     % Share of
                           BENEFICIARIES                              Payment

Name   Norman James Farley                     ###-##-####
- -------------------------------------  ----------------------------  ----------
                                          Social Security Number

Address   P. O. Box 731                 Stockholm, New Jersey 07460
- -------------------------------------  ----------------------------  ----------
              Street                           City & State

Name   Gwen E. Farley                          ###-##-####
- -------------------------------------  ----------------------------  ----------
                                          Social Security Number

Address   1660 No. LaSalle-Apt. 3412     Chicago, Illinois 60614
- -------------------------------------  ----------------------------  ----------
              Street                           City & State

Name
- -------------------------------------  ----------------------------  ----------
                                          Social Security Number

Address
- -------------------------------------  ----------------------------  ----------
              Street                           City & State